Exhibit 10.20

COOPERATION AGREEMENT

This Cooperation Agreement (“Agreement”) is entered into on _____ by and among:

Jilin University, hereinafter referred to as “Party A”,

Health Commission of Jilin Province (or Jilin Provincial Institute of Public Health), hereinafter referred to as “Party B”, and

Jilin Zhengye Biological Products Co., Ltd, hereinafter referred to as “Party C”,

Collectively referred to as the “Parties”.

WHEREAS, the Parties wish to collaborate on the research project named [The Development of Combined VSV-SVV Nucleic Acid Rapid Test Kit and its Application in the Quarantine of Cold-chain Pork].

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties shall jointly apply for the 2023 Annual Funding for Key Research and Development Projects in the field of social development sponsored by Jilin Province Science and Technology Initiative with the project named [The Development of Combined VSV-SVV Nucleic Acid Rapid Test Kit and its Application in the Quarantine of Cold-chain Pork], with Party A as the project leader and Party B and Party C as the project members. The Parties guarantee to participate in the project according to the research tasks stated in the project application form, organize project implementation, use the funding reasonably according to regulations, and ensure the completion on schedule.

Party A shall carry out the overall design of the experimental project; establish a dual fluorescence quantitative PCR nucleic acid test method for detecting water induced stomatitis (VSV) and Seneca valley disease (SVV); assemble the combined VSV-SVV nucleic acid rapid test kit and evaluate its application; and compose a food safety quarantine report of VSV and SVV in cold-chain pork in Jilin Province.

Party B shall provide a P3 biosafety laboratory for virus nucleic acid extraction and PCR amplification, and assist Party A in sample collection and harmless treatment of the experiment materials.

Party C shall assemble the test kits and work on the marketing promoting; assist Party A to collect samples and quarantine food safety against VSV and SVV of cold-chain pork in Jilin Province.

IN WITNESS WHEREOF, the Parties agree with the above plan of the project description and hereto have signed this Agreement.

Party A: Jilin University (seal)

By
Research Project Leader of Party A

Date

Party B: Health Commission of Jilin Province
(or Jilin Provincial Institute of Public Health) (seal)

By
Research Project Member of Party B

Date

Party C: Jilin Zhengye Biological Products Co., Ltd (seal)

By
Research Project Member of Party C

Date